Power of Attorney

I, Virginia G. Breen, the undersigned Trustee of A&Q Multi-Strategy Fund (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Virginia G. Breen
Name: Virginia G. Breen
Title: Trustee

Dated as of June 6, 2018

Power of Attorney

I, Meyer Feldberg, the undersigned Trustee of A&Q Multi-Strategy Fund (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Meyer Feldberg
Name: Meyer Feldberg
Title: Trustee

Dated as of June 6, 2018

Power of Attorney

I, George W. Gowen, the undersigned Trustee of A&Q Multi-Strategy Fund (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ George W. Gowen
Name: George W. Gowen
Title: Trustee

Dated as of June 6, 2018

Power of Attorney

I, Stephen H. Penman, the undersigned Trustee of A&Q Multi-Strategy Fund (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Stephen H. Penman
Name: Stephen H. Penman
Title: Trustee

Dated as of June 6, 2018